T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY FUNDS, INC.

T. ROWE PRICE EQUITY INCOME FUND, INC.

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.

T. ROWE PRICE FLOATING RATE FUND, INC.

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE GLOBAL FUNDS, INC.

T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND, INC.

T. ROWE PRICE GOVERNMENT MONEY FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. ROWE PRICE INTEGRATED EQUITY FUNDS, INC.

T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.

T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.

T. ROWE PRICE REAL ASSETS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC.

T. ROWE PRICE RETIREMENT FUNDS, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

T. ROWE PRICE SPECTRUM FUNDS II, INC.

T. ROWE PRICE STATE TAX-FREE FUNDS, INC.

T. ROWE PRICE SUMMIT FUNDS, INC.

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE TOTAL RETURN FUND, INC.

T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.

T. ROWE PRICE GOLDMAN SACHS PRIVATE MARKETS FUND

T. ROWE PRICE GOLDMAN SACHS ALL EQUITY ACCESS FUND

POWER OF ATTORNEY

 RESOLVED, that the Corporation or Trust, as applicable (“Registrant”), does hereby constitute and authorize Alan S. Dupski, Margery K. Neale, David Oestreicher, and Fran M. Pollack-Matz, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Registrant to be offered by the Registrant, and the registration of the Registrant under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Registrant on its behalf, and to sign the names of each of such trustees or directors (collectively, “directors”) and officers on his or her behalf as such director or officer to any (i) Registration Statement on, as applicable, Form N-1A, Form N-2, or N-14 of the Registrant filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended; (ii) Registration Statement on, as applicable, Form N-1A, Form N-2, or N-14 of the Registrant under the Investment Company Act of 1940, as amended; (iii) amendment or supplement (including, but not limited to, Post-Effective Amendments adding additional series or classes of the Registrant) to said Registration Statement; and (iv) instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including, as applicable, the Certificate of Trust, Declaration of Trust, and other instruments with respect to the Registrant, or Articles Supplementary, Articles of Amendment, and other instruments with respect to the Articles of Incorporation of each Registrant.

 IN WITNESS WHEREOF, the above-named Registrants have caused these presents to be signed and the same attested by its Assistant Secretary, each thereunto duly authorized by its Board of Directors or Board of Trustees, and the undersigned has hereunto set his or her hand and seal as of the day set opposite his or her name. The undersigned may execute this Power of Attorney in one or more counterparts, each of which are deemed an original and all of which together constitute one and the same instrument. The parties may deliver this Power of Attorney, including signature pages, by original or digital signatures, or facsimile or emailed PDF transmissions, and the undersigned hereby adopt any documents so received as original and having the same effect as physical delivery of paper documents bearing the original signature.

(signature page follows)

/s/David Oestreicher
David Oestreicher /s/Alan S. Dupski	President (Principal Executive Officer) Director/Trustee	October 29, 2026
Alan S. Dupski /s/Teresa Bryce Bazemore	Treasurer (Principal Financial Officer) Vice President	October 29, 2026
Teresa Bryce Bazemore /s/Melody Bianchetto	Director/Trustee	October 29, 2026
Melody Bianchetto /s/Daniel E. Draper	Director/Trustee	October 29, 2026
Daniel E. Draper /s/Bruce W. Duncan	Director/Trustee	October 29, 2026
Bruce W. Duncan /s/Robert J. Gerrad, Jr.	Director/Trustee	October 29, 2026
Robert J. Gerrard, Jr. /s/Paul F. McBride	Director/Trustee	October 29, 2026
Paul F. McBride /s/Sébastien Page	Director/Trustee	October 29, 2026
Sébastien Page /s/Stephen A. Riddick	Director/Trustee	October 29, 2026
Stephen A. Riddick /s/Kellye L. Walker	Director/Trustee	October 29, 2026
Kellye L. Walker	Director/Trustee	October 29, 2026

ATTEST:

/s/Cheryl L. Emory

Cheryl L. Emory, Assistant Secretary